UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 16, 2018

RELM Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL		32904
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01
Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the President’s Letter to Shareholders (the “Letter”). This Letter will be included in the 2017 Annual Report of RELM Wireless Corporation (the “Company”) and will be made available to shareholders beginning on April 16, 2018 with the proxy materials for the Company’s Annual Meeting of Shareholders scheduled to be held on June 4, 2018 (the “2018 Annual Meeting”).

Forward-Looking Statements

The Letter contains statements about future events and expectations which are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended, including statements about the Company’s plans, objectives, expectations and prospects. You can expect to identify these statements by forward-looking words such as “may,” “might,” “could,” “would,” “should,” “will,” “anticipate,” “believe,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek” and other similar expressions. Any statement contained in the Letter that is not a statement of historical fact may be deemed to be a forward-looking statement. Forward-looking statements include, but are not limited to, statements regarding industry trends and expected impact on the Company, the impact of general economic conditions, future product development and the demand for new products, growth/contraction, general demand, customer spending and resulting opportunities and challenges, the impact of the Company’s strategy, the Company’s dependence on sales to the U.S. Government, the impact from the loss of key customers, suppliers and manufacturers, the Company’s competitive position, the Company’s ability to adapt to technological changes, the seasonality of the business, the impact of regulatory matters, the availability of materials and components, the consequences of a disruption in manufacturing, the consequences of a disruption of information systems, the impact of maintaining inventory, the Company’s access to capital, the Company’s ability to retain its employees, the Company’s ability to adapt to leadership changes, the Company’s ability to protect its intellectual property, adequacy of the Company’s insurance and the impact of natural disasters, acts of war or terrorism and other catastrophic events beyond the Company’s control.

Although the Company believes that the plans, objectives, expectations and prospects reflected in or suggested by its forward-looking statements are reasonable, those statements involve risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, and the Company can give no assurance that its plans, objectives, expectations and prospects will be achieved.

Important factors that might cause the Company’s actual results to differ materially from the results contemplated by the forward-looking statements are contained in “Part I—Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its subsequent filings with the Securities and Exchange Commission (the “SEC”). The Company assumes no obligation to publicly update or revise any forward-looking statements made in the Letter, whether as a result of new information, future events, changes in assumptions or otherwise, after the date of the Letter. Readers are cautioned not to place undue reliance on these forward-looking statements.

Important Information

The Letter may be deemed to be proxy soliciting material in respect of the solicitation of proxies from shareholders in connection with the 2018 Annual Meeting. The Company filed a proxy statement with the SEC in connection with the 2018 Annual Meeting on April 16, 2018. The proxy statement, any other relevant documents and other material filed with the SEC concerning the Company is and will be, when filed, available free of charge at www.sec.gov and on the Company’s website at www.bktechnologies.com. Copies may also be obtained, free of charge, by contacting the Company directly at 1-800-821-2900. Shareholders are urged to read the proxy statement and any other relevant documents filed when they become available before making any voting decision because they will contain important information. The Company, its directors and executive officers and employees may be deemed to be participants in such solicitation. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is available in the Company’s proxy statement for the 2018 Annual Meeting filed with the SEC on April 16, 2018 and in subsequent SEC filings on Form 8-K and Forms 4.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: April 16, 2018	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer